UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2006

INTERNAL HYDRO INTERNATIONAL, INC.
(Exact Name of Registrant As Specified in Its Charter)

FLORIDA	000-29743	88-0409143
(State Or Other Jurisdiction Of Incorporation Or Organization)	(Commission File Number)	(IRS Employer Identification No.)

334 S. Hyde Park Avenue, Tampa, Florida 33606
(Address of Principal Executive Offices, Including Zip Code)

(813) 231-7122
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On June 17, 2006, Our Board of Directors approved the dismissal of our independent auditor, Epstein, Weber & Conover, PLC (“EWC”) to be effective on June 23, 2006. EWC audited the financial statements of the Company for the 2 fiscal years ended December 31, 2004 and 2005. The reports of EWC on said financial statements, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The reports did contain an explanatory paragraph for an uncertainty regarding the Company’s ability to continue as a going concern.

In connection with the audits of the Company’s financial statements for the past two fiscal years ended December 31, 2005 and in the subsequent interim periods, there were no disagreements with EWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to EWC’s satisfaction, would have caused EWC to make reference to the matter in there reports.

The Company has provided the disclosure in this Form 8-K to BRC and has given BRC an opportunity to provide a letter addressed to the Securities and Exchange Commission. We have provided EWC with a copy of the disclosure provided under this caption of this Report, and advised them to provide us with a letter addressed to the Securities Exchange Commission as to whether it agrees or disagrees with the disclosures made herein. Their response is filed with this Form 8-K as Exhibit 16.1.

On June 23, 2006, Baumann, Raymondo & Company, P.A. ("BRC"), Certified Public Accountants of Tampa, Florida, was appointed by our Board of Directors as the Company’s independent auditors. During our two most recent fiscal years and the subsequent interim periods preceding their appointment as independent accountants, neither the Company nor anyone on its behalf consulted BRC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered of the Company's consolidated financial statements, nor has BRC provided to the Company a written report or oral advice regarding such principles or audit opinion.

We have not consulted with BRC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us or oral advice was provided that BRC concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) or Regulation S-B and the related instructions to Item 304 of Regulation S-B, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-B.

ITEM 9.01 Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit 16.1     Letter from Epstein, Weber & Conover, PLC dated June 21, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAL HYDRO INTERNATIONAL, INC.

Date: June 23, 2006	By:	/s/ CRAIG HUFFMAN
Craig Huffman
Title: President